SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         ARIZONA INSTRUMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)  Total fee paid:
    [  ] Fee paid previously with preliminary materials:
    [  ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                           --------------------
         3)   Filing Party:
                           ----------------------------------------------------
         4)   Date Filed:
                         ------------------------------------------------------

                                     [LOGO]


                              4114 East Wood Street
                             Phoenix, Arizona 85040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held July 9, 1999

TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of Arizona Instrument Corporation, a Delaware corporation (the "Company"), will be held on Friday, July 9, 1999 at 2:00 p.m. local time, at the corporate offices of the Company, 4114 East Wood Street, Phoenix, Arizona, for the following purposes:

         (1) To elect a director to serve for the next three years or until his successor is elected;

         (2) To consider and act upon a proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for grant thereunder by 65,000 shares;

         (3) To consider and act upon a proposal to ratify the appointment of Toback CPAs, P.C. as independent auditors of the Company for the fiscal years ending December 31, 1998 and December 31, 1999; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. A copy of the Company's 1999 Annual Report to Stockholders, which includes certified financial statements, also accompanies this Notice.

         Only stockholders of record at the close of business on May 13, 1999 are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shares can be voted at the Meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the Meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

         All stockholders are cordially invited to attend the Meeting in person.

                                           Sincerely,


                                           Linda J. Shepherd
                                           Secretary
Phoenix, Arizona
June 3, 1999


================================================================================
IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
================================================================================

                         ARIZONA INSTRUMENT CORPORATION
                              4114 East Wood Street
                             Phoenix, Arizona 85040
                                 --------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held July 9, 1999
                                 --------------

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Arizona Instrument Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on July 9, 1999 or any adjournment thereof. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the Annual Meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

         This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about June 3, 1999.

         A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. It is not anticipated that any other persons will be engaged to solicit proxies. However, the Company may seek services of an outside proxy solicitor in the event such services become necessary. All expenses incurred in connection with this solicitation will be borne by the Company.

         The mailing address of the principal corporate office of the Company is 4114 East Wood Street, Phoenix, Arizona 85040.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only stockholders of record at the close of business on May 13, 1999 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were issued and outstanding 1,382,670 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the Meeting and the validity of proxies and ballots and shall count proxies and ballots. The nominee for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as director. The affirmative vote of a majority of such quorum is required with respect to the approval of Proposals 2 and 3.

         Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. Only affirmative votes are relevant in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at May 13, 1999 with respect to (i) each director and director nominee of the Company, (ii) each executive officer named in the Summary Compensation Table set forth herein, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                 SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)(2)

                                              Number                Percent
Name and Address (3)                        of Shares               of Total
--------------------                        ---------               --------
George G. Hays (4)                            39,051                  2.8%
S. Thomas Emerson (4)                         10,500                   (5)
Harold D. Schwartz (4)                        45,370                  3.3%
Steven G. Zylstra (4)                          4,120                   (5)
All directors and executive                  100,381                  7.3%
officers as a group (4) (6)
(5 persons)
----------
(1) All share amounts are adjusted to reflect the 5 to 1 revenue stock split effective February 16, 1999.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock option which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Unless otherwise indicated, the beneficial owner's address is: c/o the Company, 4114 East Wood Street, Phoenix, Arizona 85040.

(4) Includes shares issuable upon exercise of options which are currently exercisable or become exercisable within 60 days of May 13, 1999 as applicable for each of the following individuals:

                           Hays                  36,000 shares
                           Emerson                6,500 shares
                           Schwartz               3,000 shares
                           Zylstra                4,000 shares

(5)  Less than one percent.

(6) Includes 1,144 shares issuable upon exercise of options and 196 shares owned by officers in addition to shares issuable upon exercise of options indicated in note (4).

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

         One director is to be elected at the Annual Meeting to serve as director until the Annual Meeting of Stockholders to be held in the year 2002 and until his respective successor is elected. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE COMPANY'S NOMINEE,
S. THOMAS EMERSON. The nominee is currently a director of the Company.

         The Board of Directors currently consists of four members and is classified into three classes, with each class holding office for a three-year period. There are currently 6 vacancies on the Board of Directors. Mr. Emerson was elected on June 16, 1989 to fill a vacancy on the Board of Directors.

         The Certificate of Incorporation restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of 10.

         If the nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that the nominee will be unable or will decline to serve as a director.

         Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 4114 East Wood Street, Phoenix, Arizona or by United States mail, postage prepaid to Secretary, Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040 not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         The names of the nominee for director and of the directors, and certain information about them, are set forth below.

                                    Principal Occupation                Director
Name               Age               and Directorships                   Since
----               ---               -----------------                   -----

NOMINEE FOR ELECTION AS DIRECTOR WHOSE TERM WILL EXPIRE IN 2002:

S. Thomas Emerson  58    President  and  CEO  of  Arizona   Technology    1989
                         Incubator,   a   partnership   that   mentors
                         promising  young  technology  companies.  Dr.
                         Emerson was chairman of Xantel Corporation, a
                         private    company    engaged   in   computer
                         communications,  from  August 1992 to January
                         1998   and   Chief   Executive   Officer   of
                         Syntellect Incorporated, a manufacturer of voice response systems, from 1984 to April
                         1992.  Prior to founding  Syntellect in 1984,
                         Dr.  Emerson  was a  founder  of  Periphonics
                         Corporation of Bohemia, New York where he served for 14 years in various executive capacities.

DIRECTORS WHOSE TERMS EXPIRE IN 2000:

Steven G. Zylstra  44    Director of Business  Development  for Simula    1996
                         Technologies,   Inc.,  (as  new   subsidiary,
                         formerly  a  division  of  Simula  Government
                         Products,  Inc.) of Phoenix,  Arizona,  since
                         1995.   The   company   specializes   in  the
                         development   and   production  of  high-tech
                         transportation  seating  and safety  systems,
                         composite  technologies,  and ballistic armor
                         systems.  From  1984  to  1995,  Mr.  Zylstra
                         served  as   General   Manager   of   General
                         Pneumatics   Corporation,   Western  Research
                         Center,  of  Scottsdale,  Arizona.  He  is  a
                         Co-Founder   and  Member  of  the  Governor's
                         Arizona   Science  and  Technology   Council,
                         Co-Founder   and   Director  of  the  Arizona
                         Innovation   Network  and   Director  of  the
                         Arizona Technology Incubator, among other outside activities.

DIRECTORS WHOSE TERMS EXPIRE IN 2001:

George G. Hays     43    Chairman  of the Board,  President  and Chief     1997
                         Executive  Officer of the  Company.  Mr. Hays
                         joined  the  Company  in  March  1997 as Vice
                         President of Finance, Chief Financial Officer
                         and Vice  President of  Manufacturing  of the
                         Company.  In  November  1997,  Mr.  Hays  was
                         elected President and Chief Executive Officer
                         of the Company. In January 1998, Mr. Hays was
                         elected  Chairman of the Board of  Directors.
                         Prior to joining  the  Company,  Mr. Hays was
                         President  and  founder  of  Hays   Financial
                         Group, Inc., an investment banking firm, since 1986. Mr. Hays is still President of Hays Financial Group, Inc.

Harold D. Schwartz  73   President of Chez & Schwartz, Incorporated, a     1998
                         marketing and sales  consulting  firm,  since
                         1973. Mr.  Schwartz  currently  serves on the
                         Board  of  Directors  of  Cobra   Electronics
                         Corporation, a public company.

COMPLIANCE WITH SECTION 16(a) REPORTING REQUIREMENTS

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. All of these filing requirements were satisfied during the year ended December 31, 1998, except that Harold Schwartz, a director of the Company, reported an April and a July purchase of shares by his wife on a Form 5 dated February 10, 1999 and Linda Shepherd, the Controller and Chief Accounting Officer of the Company, reported an August purchase of shares on a Form 5 dated February 8, 1999. In making these disclosures, the Company has relied solely on written representation of its directors and executive officers and copies of the reports that they have filed with The Commission.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 1998. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or any committee on which such director served during the period of such service.

         The Board presently has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Emerson, Schwartz and Zylstra and met twice in fiscal 1998. Richard Long and Stanley Weiss were members of the audit committee during fiscal 1998 until their resignations from the Board of Directors on January 14, 1998. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

         The Compensation Committee currently consists of Messrs. Emerson, Schwartz and Zylstra, and met two times in fiscal 1998. Richard Long, Stanley Weiss and Patricia Onderdonk were members of the Compensation Committee during fiscal 1998 until their resignations from the Board of Directors on January 14,

1998. The Compensation Committee reviews and reports to the Board the salaries and benefit programs designed for senior management, officers and directors with a view to insure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

         The Company does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations of persons to be directors are considered by the full Board of Directors.

                         SUMMARY COMPENSATION TABLE (1)

The following table sets forth, with respect to the years ended December 31, 1996, 1997 and 1998, compensation awarded to, earned by or paid to all individuals serving as the Company's Chief Executive Officer during fiscal 1998 and each of the Company's other executive officers who were serving as an executive officer at December 31, 1998 and whose salary and bonus aggregated at least $100,000 for services rendered to the Company during fiscal 1998.

                                        Annual Compensation           Long-Term Compensation
                                     --------------------------    ----------------------------
                                                                              Awards    Payouts
                                                                              ------    -------
                                                         Other     Re-       Securities
                                                         Annual    stricted  Underlying  LTIP
                                                         Compen-   Stock      Options/   Pay-   All Other
                                                         sation    Awards       SARs     outs   Compen-
Name and Principal Position   Year   Salary($)   Bonus     ($)      (#)        (#)(3)    ($)    sation($)
---------------------------   ----   ---------   -----   -------   -------    --------  -----   ---------
George G. Hays, President     1998   165,000         0   5,400(2)    0         45,000     0     1,338(4)
and Chief Executive           1997   113,749     6,300   4,050(2)    0         15,000     0     1,228(4)
Officer(6)
Walfred R. Raisanen,          1998   166,734         0       0       0              0     0     5,736(4)
Vice President of             1997   166,740    29,250       0       0              0     0     4,981(4)
Engineering(5)                1996   153,622    42,000       0       0              0     0     4,309(4)

----------
(1) All share amounts are adjusted to reflect the 5 to 1 reverse stock split effective February 16, 1999.

(2)  Automobile allowance.

(3)  Consists entirely of stock options.

(4)  Life insurance premium payments.

(5) Mr. Raisanen left his employment with the Company on February 26, 1999. He resigned from the Board of Directors on March 15, 1999.

(6) Mr. Hays commenced his employment with the Company on March 10, 1997. Therefore no information for 1996 is available.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)(2)

         The following table sets forth information about stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.

                                          Individual Grants
                           ----------------------------------------------
                           Number of      % of Total
                           Securities    Option/SARs
                           Underlying      Granted
                         Options/SARs   to Employees in  Exercise or Base  Expiration
     Name                 Granted (#)     Fiscal Year      Pricing ($/Sh)    Date
     ----                 -----------     -----------      --------------    ----
George G. Hays             45,000(4)         65%              $4.60        1/13/2008
Walfred R. Raisanen (3)         0            --                  --           --

----------
(1) All share amounts are adjusted to reflect the 5 to 1 reverse stock split effective February 16, 1999.

(2)  Consists entirely of stock options.

(3) Mr. Raisanen left his employment with the Company on February 26, 1999. He resigned from the Board of Directors on March 15, 1999.

(4) Vest in three equal annual installments with the first installment vesting on January 13, 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END OPTION/SAR VALUE TABLE (1)

         The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.

                                                Number of Unexercised          Value of Unexercised
                        Shares      Value       Options/SARs at Fiscal     In-The-Money Options/SARs at
                     Acquired on  Realized         Year-End (#)(1)             Fiscal Year End ($)(3)
 Name                Exercise(#)   ($)(2)    Exercisable   Unexercisable   Exercisable     Unexercisable
 ----                -----------   ------    -----------   -------------   -----------     -------------
George G. Hays            0          0          18,000           0            (4) (5)          (4) (5)

Walfred R. Raisanen       0          0          12,000           0            (4) (5)          (4) (5)

----------
(1) All share amounts are adjusted to reflect the 5 to 1 reverse stock split effective February 16, 1999.

(2)  No SARs are outstanding.

(3) Calculated based on the closing price as reported on the Nasdaq SmallCap Market for the date of exercise minus the exercise price, multiplied by the number of shares acquired on exercise.

(4) Value as of December 31, 1998 is based upon the average bid and asked price of $3.75 as reported on the Nasdaq SmallCap Market for December 31, 1998, minus the exercise price, multiplied by the number of shares underlying the options.

(5)  None of these options were in-the-money on December 31, 1998.

EMPLOYMENT/CHANGE OF CONTROL ARRANGEMENTS

         Effective January 1, 1998, the Company entered into an employment agreement with George G. Hays pursuant to which Mr. Hays agreed to serve as President and Chief Executive Officer. The agreement provides for a base annual salary of $165,000, subject to merit increases, plus an annual incentive bonus of at least 30% of annual salary based on an incentive bonus plan administered by the Board of Directors. Mr. Hays is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement without cause, Mr. Hays is entitled to receive an amount equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement. The agreement terminates on March 31, 2000, and will automatically renew for additional one-year terms until notice of non-renewal by the Company. This agreement replaces Mr. Hays' previous employment agreement with the Company dated April 1, 1998, pursuant to which he was employed as Vice President and Chief Financial Officer. In March of 1999, the Company amended and renewed Mr. Hays' employment agreement and extended it through March 31, 2001.

         Effective November 5, 1992, the Company entered into a five-year employment agreement with Walfred R. Raisanen pursuant to which Mr. Raisanen agreed to serve as Vice President of Research and Development for a base annual salary of $120,000, which is to be adjusted annually for cost-of-living increases. Mr. Raisanen's employment agreement was renewed according to its terms effective November 5, 1997. In January 1998, Mr. Raisanen's title was changed to Vice President of Engineering. Mr. Raisanen is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement by the Company without cause, Mr. Raisanen is entitled to receive a cash payment equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement. In 1999, the Company decided not to renew Mr. Raisanen's employment agreement. Mr. Raisanen terminated his employment with the Company on February 26, 1998. He resigned from the Board of Directors on March 15, 1999.

         The Company's 1991 Option Plan provides that options granted to any executive officer or director of the Company will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of (a) delivery of written notice of a stockholders' meeting at which the stockholders will consider a proposed merger, sale of assets or other reorganization of the Company, (b) the acquisition by any person of securities representing 25% or more of the total number of votes entitled to be case for the election of directors of the Company, (c) commencement of a tender offer for the stock of the Company, or (d) failure, at any annual or special meeting of stockholders following an election contest, of any of the persons nominated by the Company to win election seats on the board of directors.

         The Company's 1991 Option Plan further provides that subject to the above provisions, in the event a merger or similar reorganization that the Company does not survive, a sale of all or substantially all of the assets of the Company, or the dissolution and liquidation of the Company, shall cause every option outstanding under the 1991 Option Plan to terminate, to the extent not then exercised, except to the extent that any surviving entity agrees to assume the 1991 Option Plan and/or the obligations under any such option.

COMPENSATION OF DIRECTORS

         Outside directors are currently paid $1,000 plus expenses per Board or committee meeting attended. Pursuant to the 1991 Stock Option Plan, non-employee directors are automatically granted options exercisable for 500 shares at the market price on the date of grant upon joining the Board and on each January 1 thereafter. The options become exercisable six months after grant and expire two years after termination of Board service. In addition, the Company decided to grant each outside shareholder an additional 500 shares at the market price on January 1, 1999. Directors who are employees are only paid their expenses (if any) for attendance at meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         MERGER AGREEMENT. On September 30, 1992, Horizon Engineering and Testing, Inc. was merged (the "Merger") into a wholly-owned subsidiary of the Company pursuant to an Agreement of Merger (the "Merger Agreement"). Shareholders of Horizon received cash consideration of $190,000 and shares of the Company's Common Stock. Quinn Johnson, a former director of the Company, held 90% of the outstanding stock of Horizon at the time of the Merger and received 529,328 shares of Common Stock in connection with the Merger. The Company agreed to register the shares of the Company's Common Stock issued pursuant to the Merger Agreement under applicable federal and state securities laws at any time after April 1, 1993 upon the request of holders of 25% of such shares and to keep such registration effective through September 30, 1995. Mr. Johnson has agreed to indemnify Horizon and the Company against certain liabilities in connection with the Company's acquisition of Horizon, and has placed 49,030 shares of the Company's Common Stock in escrow in connection therewith.

         NON-COMPETITION AGREEMENT. Pursuant to a Non-Competition Agreement dated September 30, 1993, and in consideration of a cash payment of $350,000, Mr. Johnson agreed to refrain from competing with Horizon until the later of September 30, 1998 or two years after leaving the employment of Horizon, subject to earlier termination under certain circumstances.

         EMPLOYMENT AGREEMENT. Mr. Johnson served as President of Horizon pursuant to an Employment Agreement dated September 30, 1992. Mr. Johnson resigned from his position as President of Horizon in September 1996 and resigned from his position as director of the Company in January 1998. The Employment Agreement provided for a base salary of $125,000 over its four-year term, with annual adjustments tied to increases in the Consumer Price Index. The Employment Agreement also provided for an annual bonus equal to (i) 15% of Horizon's pretax profit (as defined) with respect to pretax profit representing up to 15% of Horizon's gross revenues; and (ii) 20% of Horizon's pretax profit on that portion of the pretax profit in excess of 15% of gross revenues, with a maximum bonus over the term of the four-year agreement equal to $700,000. In the event of termination of the Employment Agreement by the Company without cause, Mr. Johnson was entitled to receive (i) the difference between $700,000 and bonus payments prior to termination; plus (ii) an amount equal to the then-applicable annual base salary.

                                   PROPOSAL 2

                    AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
                      INCREASING SHARES AVAILABLE FOR GRANT
                                BY 65,000 SHARES

         The Company's Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1985. The Purchase Plan originally reserved 40,000 shares (adjusted for the 5 to 1 reverse stock split effective February 16, 1999) for issuance under the Purchase Plan. At the 1996 Annual Meeting, the shareholders of the Company approved a proposal reserving an additional 40,000 shares under the Purchase Plan. As of May 13, 1996, a total of 80,000 shares of Common Stock were available for issuance under the Purchase Plan. (Note, all share amounts have been adjusted to reflect the 5 to 1 reverse stock split effective February 16, 1999).

SUMMARY OF PLAN

         The summary of the Purchase Plan included in this Proxy Statement is qualified in its entirety by the specific language of the Purchase Plan. Copies of the Purchase Plan are available to any stockholder upon request to Investor Relations, Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040.

         PURPOSE. The purpose of the Purchase Plan is to provide the employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code (the
"Code").

         ADMINISTRATION. The Purchase Plan is to be administered by the Board of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its committee and its decisions are final and binding upon all participants. Members of the Board or committee who are eligible employees are permitted to participate in the Purchase Plan. Members of the Board or its committee receive no additional compensation for their services in connection with the administration of the Purchase Plan.

         ELIGIBILITY. Participation in the Purchase Plan is completely voluntary. Any person who is employed by the Company for at least 20 hours per week and has been so employed for at least 12 months continuously by the Company or one of its designated subsidiaries is eligible to participate in the Purchase Plan. No employee is to be granted an option under the Purchase Plan (i) if, immediately after the grant, such employee would own shares (including outstanding options to purchase) of stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company, or (ii) which permits his or her rights to purchase shares under all employee stock purchase plans of the Company and its parent or subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

         OFFERING DATES. The Purchase Plan is implemented by one offering during each six-month period of the Plan. The offering periods will generally commence on January 1 and July 1 of each year.

         PARTICIPATION IN THE PURCHASE PLAN. Eligible employees become participants in the Purchase Plan by delivering a subscription agreement to the Company's payroll office prior to the applicable offering date. Payroll deductions for a participant will commence on the first payroll following the offering date and will end on the termination date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in the Purchase Plan. See "Withdrawal from the Purchase Plan." An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering must wait until the commencement of the next offering. Payment under all offerings will be by payroll deduction. The subscription agreement will indicate the percentage of the participant's compensation  which  will be  withheld  during the  offering  period and used to
exercise  the  purchase  option.   The  percentage  may  not  exceed  10%  of  a
participant's compensation on any payday and the aggregate of such projected payroll deductions during the offering period may not exceed 10% of the aggregate projected compensation for the offering period. A participant may lower, but not increase, the rate of payroll deductions during the offering by delivering to the Company a new subscription agreement. The change in rate will be effective within 15 days following the Company's receipt of the new agreement. By executing a subscription agreement, the participant is given an option which may or may not be exercised during the six-month offering period. The participant does not become obligated to make the stock purchase; rather, the subscription agreement is merely an election by the participant to place shares under option.

         PURCHASE PRICE. The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is 85% of the lower of the fair market value of a share of Common Stock at the beginning or end of the offering period. The fair market value of the Common Stock on a given date shall be the mean of the reported bid and asked prices for that date.

         EXERCISE OF OPTION AND PURCHASE OF STOCK. By executing a subscription agreement to participate in an offering under the Purchase Plan, the employee is granted an option to purchase as many full shares of Common Stock as he would be able to buy with payroll deductions credited to his account during the offering period at the purchase price described under "Purchase Price." Unless the employee's participation is discontinued (see "Withdrawal from the Purchase Plan"), his option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. Any cash remaining to the credit of a participant in his account under the Purchase Plan after a purchase of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock, shall be returned to the participant without interest.

         USE OF FUNDS. All payroll deductions received or held by the Company under the Purchase Plan may be used by the Company for any corporate purpose.

         WITHDRAWAL FROM THE PURCHASE PLAN. The participant's interest in a given offering may be terminated in whole, but not in part, by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. In such event, the payroll deductions credited to the participant's account will be returned to such participant, without interest. A participant's withdrawal from an offering has no effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan. If a participant fails to remain customarily employed by the Company for at least 20 hours per week during the offering period in which the employee is a participant, he shall be deemed to have elected to withdraw from the Purchase Plan and the payroll deductions credited to his account shall be returned to him and his option terminated.

         TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death, immediately cancels his participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee. See "Designation of Beneficiary."

         STOCK SUBJECT TO OPTION. The maximum number of shares of Common Stock which will be made available for sale under the Purchase Plan is 80,000 shares plus the 65,000 shares now proposed for stockholder approval, subject to adjustment on changes in capitalization of the Company. See "Capital Changes." If the total number of shares which would otherwise be subject to options granted under the Purchase Plan at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company will allocate options for shares remaining available for option grant pro rata among the participants. In such event, the Company will give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and will similarly reduce the rate of payroll deductions, if necessary.

         CAPITAL CHANGES. In the event of any changes in the capitalization of the Company, such as mergers, consolidations, reorganizations, recapitalizations, stock splits or stock dividends, appropriate adjustments will be made by the Company in the number of shares of Common Stock subject to purchase under the Purchase Plan and in the purchase price per share.

         DESIGNATION OF BENEFICIARY. A participant may file with the Company a written designation of a beneficiary who is to receive any shares or cash or both to which the participant may be entitled under the Purchase Plan at the time of his death. Such designation of beneficiary may be changed by the participant at any time by written notice.

         NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason except by will, the laws of descent and distribution or by designation of beneficiary. See "Designation of Beneficiary." Any attempt at such pledge, assignment or transfer may be treated by the Company as an election to withdraw from the Purchase Plan.

         REPORTS. Individual accounts will be maintained for each participant in the Purchase Plan. Statements of account will be given to participating employees semi-annually promptly following the stock purchase date, and such statements will set forth the amount of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         AMENDMENT OR TERMINATION. The Board of Directors may at any time terminate or amend the Plan, subject to the following provisions. The Board has the power to change the duration of offering periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected and if no offering period is to be longer than 27 months. No termination may affect options previously granted and no amendment may make any change in any option granted under the Purchase Plan which adversely affects the rights of any participant. No amendment may be made without prior approval of the stockholders of the Company if such amendment would increase the number of shares which may be issued under the Purchase Plan, permit payroll deductions at a rate in excess of 10% of the participant's compensation, materially modify the requirements as to eligibility for participation in the Purchase Plan or materially increase the benefits which may accrue to participants under the Purchase Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan is intended to qualify as an Employees' Stock Purchase Plan under Section 423 of the Code. Accordingly, a participant will not recognize taxable income at the time Shares are acquired under the Purchase Plan. If the participant disposes of the Shares within two years after the date the option is granted, the employee must recognize compensation income in the year of disposition equal to the difference between the fair market value of the Shares on the date of acquisition and the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as a capital gain or loss. If the participant disposes of the Shares more than two years after the date the option is granted, the participant must recognize compensation income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the stock at the time of disposition over the purchase price or (ii) the excess of the fair market value of the stock at the time of option grant over the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the sum of the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as long-term capital gain or loss.

         The Company is generally not entitled to a deduction with respect to Shares purchased under a Section 423 plan. The Company will be entitled to a corresponding deduction, however, if an employee disposes of the stock before the expiration of the two year holding period described above. In such case, the Company will be entitled to a deduction equal to the amount of compensation income recognized by the participant.

         This summary description is based upon the presently applicable provisions of the Code and is subject to change in the event of a change in either the Code or interpretations thereof. Each Purchase Plan participant is urged to consult his personal tax advisor as to the tax effects in his individual situation of his participation in the Purchase Plan, including the effects under state income tax or other tax laws which may be applicable.

VALUATION

         As of May 13, 1999, the last sale price of the Company's Common Stock as reported on the Nasdaq Stock Market was $2.50 per share.

STOCK PURCHASES

         As of May 13, 1999, options to purchase a total of 79,457 shares have been granted to employees of the Company and have been automatically exercised pursuant to the Purchase Plan. No individual employee of the Company has received or is to receive grants of 5% or more of such options.

RECOMMENDATION

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this proposal to increase the number of shares of Common Stock available under the Purchase Plan.

                                   PROPOSAL 3

                       APPOINTMENT OF INDEPENDENT AUDITORS

         On June 22, 1998 the Company dismissed Deloitte & Touche LLP, which was previously engaged as the Company's principal independent accountant to audit its financial statements. Deloitte & Touche LLP's report on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified in any manner. The decision to change accountants was recommended by the Company's Board of Directors. During the Company's two most recent fiscal years, and the subsequent quarters preceding such dismissal, there were no disagreements or reportable events with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

         On June 22, 1998, the Board of Directors engaged Toback CPAs as its new principal independent accountant to audit its financial statements. During the Company's two most recent fiscal years, the Company (or someone on its behalf) did not consult with Toback CPAs regarding any of the matters set forth in Item 304(a)(2) of Regulation
S-K.

         The Board of Directors has appointed Toback CPAs as independent auditors to audit the consolidated financial statements of the Company for the fiscal years ending December 31, 1998 and December 31, 1999 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection. Toback CPAs representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting for the fiscal year ending December 31, 1999 must be received by the Company no later than February 2, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the 1999 Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on June 10, 1999.

                              AVAILABLE INFORMATION

         The Company files annual reports on Form 10-KSB with the Securities and Exchange Commission. A copy of the Form 10-KSB annual report for the fiscal year ended December 31, 1998, as amended (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040,
Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

Dated: June 3, 1999

PROXY
                         ARIZONA INSTRUMENT CORPORATION
                              4114 EAST WOOD STREET
                             PHOENIX, ARIZONA 85040

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints George G. Hays and Linda Shepherd as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Arizona Instrument Corporation held of record by the undersigned on May 13, 1999, at the Annual Meeting of Stockholders to be held on July 9, 1999 or any adjournment thereof.

Item 1. ELECTION OF DIRECTORS
        Nominee: S. Thomas Emerson

       [ ] FOR NOMINEE   [ ]  WITHHOLD VOTE FOR NOMINEE

                                                  FOR     AGAINST    ABSTAIN
Item 2. APPROVAL OF AN AMENDMENT TO EMPLOYEE
        STOCK PURCHASE PLAN                       [ ]       [ ]        [ ]

Item 3. APPOINTMENT OF INDEPENDENT ACCOUNTANTS    [ ]       [ ]        [ ]

Item 4. In their discretion, the Proxies are      [ ]       [ ]        [ ]
        authorized  to vote upon such other
        business as may properly come before
        the meeting or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                 DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
       IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

         Please sign exactly as name appears below. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                    , 1999
      --------------------

-------------------------------------------
Signature

-------------------------------------------
Signature

NOTE: Please be sure to date this Proxy.